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                                                                   Exhibit 10.15


                          AGREEMENT TO GUARANTEE LOANS

This agreement entered into between the Student Loan Guarantee Foundation of Arkansas, Inc. (hereinafter referred to as "SLGFA") and Student Loan Finance corporation and Subsidiaries (US Bank, Trustee) (hereinafter referred to as "Lender");

                                   WITNESSETH:

WHEREAS, SLGFA is a nonprofit corporation whose objectives are to provide opportunities for a higher education for all eligible borrowers who, though wanting such education and being qualified for it, are deterred by financial considerations; and

WHEREAS, SLGFA maintains a central office for the guarantee of loans made by participating lenders to students attending eligible educational institutions; and

WHEREAS, Lender is desirous of participating in the Student Loan Programs administered by the SLGFA subject to the terms and conditions hereinafter set forth; and

THEREFORE, in consideration of the loan(s) that Lender makes or acquires hereunder, and in further consideration of the mutual covenants hereinafter expressed, SLGFA and Lender agree as follows:

                                  DEFINITIONS:

As used herein the following words shall have the meanings,

ACT: The Higher Education Act of 1965 (20 U.S.C. Section 1071 et seq.), as amended and in effect from time to time, or any successor enactment thereto, any applicable regulations duly promulgated thereunder.

APPROVED NOTE: A promissory note approved by the U.S. Department of Education for use in the Student Loan Programs of the SLGFA.

BORROWER: A person who is the maker of an Approved Note.

DEFAULT: With respect to any Approved Note, the occurrence of any event which constitutes a default under the terms of the note or the Act.

LOAN APPLICATION: A document or information transmitted to the SLGFA by electronic means approved by SLGFA by which a borrower applies for a loan.

POLICY AND PROCEDURES MANUAL: A handbook of SLGFA describing the administration of the Arkansas Guaranteed Student Loan Program, including any policy memoranda consistent with the Act, which shall be provided by the SLGFA as addenda to the Policy and Procedures Manual.

NOTICE OF DEFAULT: A document approved by the SLGFA and/or the U.S. Department of Education, and designed to put the SLGFA on notice that an approved loan is in default.

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STUDENT:  A citizen of the United States or eligible noncitizen accepted for enrollment or enrolled at a participating educational institution who is otherwise eligible under the Act.

1. Lender agrees that, in respect to all loans made or acquired by it under a loan program of SLGFA and all Approved Notes made or acquired by it from time to time, it will:

    a. exercise reasonable care and diligence in the making, servicing and collection thereof from the Borrower consistent with the Act and the Policy and Procedures Manual, and if the Borrower fails to honor his or her obligation, Lender will pursue collection efforts consistent with the Act and the Policy and Procedures Manual prior to submitting a default claim;

    b. comply with all procedures and conditions on its part to be performed as set forth in this Agreement and the Policy and Procedures Manual. It is expressly understood that failure to comply with the Act or the Policy and Procedures Manual may relieve the SLGFA of its guarantee. In the event of any conflict between the Act and the Policy and Procedures Manual, the Act shall govern;

    c. comply with all applicable Federal and State laws; and

    d. provide promptly such information and reports as may from time to time to be reasonably requested by SLGFA.

2. The SLGFA will guarantee each Approved Note evidencing a loan made to a Borrower by Lender pursuant to the loan program of SLGFA; provided that a guarantee fee is paid within a reasonable time; provided however, that SLGFA shall not be obligated to guarantee any such Approved Note if the procedures and requirements of applicable law and regulations, this Agreement, and the Policy and Procedures Manual have not been complied with in respect to such Approved Note.

3. In the event of a delinquency or a Default with respect to any Approved Note, Lender shall follow the procedure set forth in the Act and the Policy and Procedures Manual. SLGFA does not guarantee payment by the Borrower of any delinquency charges imposed for late payments, and will not accept a default claim based solely on non-payment of such charges. Upon receipt from Lender of a notice of default together with the Approved Note (assigned to SLGFA), the Loan Application, and evidence of due diligence and collection efforts consistent with the Act and Policy and Procedures Manual, SLGFA will pay to Lender one hundred percent (100%) of the amount of the unpaid balance and interest due on such Approved Note on which the proceeds were disbursed prior to October 1, 1993, and ninety-eight percent (98%) of the amount of unpaid balance and interest on such Approved Note on which the proceeds were disbursed after October 1, 1993; or such other amount which is mandated by the Act (other than any portion of such interest payable by the U.S. Department of Education under the Act); provided Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement and the Policy and Procedures Manual in respect of such Note(s). SLGFA shall thereupon succeed to all rights of Lender under such Approved Note.

4. The liability of SLGFA as guarantor of any Approved Note in accordance herein shall not be affected by the fact that the Borrower was a minor at the time of execution of the Approved

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Note. Upon death or permanent and total disability of the Borrower, SLGFA will pay Lender the full amount of the unpaid balance and interest due on such Approved Note (other than any portion of such interest payable by the U.S. Department of Education under the Act); provided Lender has complied in all material respects with the procedures and requirements of applicable law and regulations, this Agreement and Policy and Procedures Manual in respect to such Approved Note. The SLGFA will also pay Lender in circumstances other than those which are described in this paragraph if required to do so under the Act. Such circumstances may include, but are not limited to the closing of a school which prevented the Borrower from completing a program of instruction, or the false certification of the school; in each situation as defined in the Act. Upon the filing of a proceeding in bankruptcy which is applicable to any Approved Note guaranteed by the SLGFA, Lender must determine the nature of the bankruptcy claim by the Borrower and follow the policies and procedures established by the Act and the Policy and Procedures Manual for payment of a bankruptcy claim on such Approved Note.

5. No change shall be made in the terms of any Approved Note, except with the prior written consent of SLGFA. Any change made without SLGFA's consent, shall have the effect, at the option of SLGFA, of voiding SLGFA's guarantee of such Approved Note.

6. If either party shall violate or fail to comply with any applicable law or government regulation in respect of any Approved Note, then such party hereby agrees to assume liability for, and does hereby indemnify, protect and keep harmless the other party, its successors, assigns, directors, officers, agents and servants from and against any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, (excluding legal fees and expenses), imposed on, incurred by or asserted against them or any of them, in any way related to arising out of such violation or failure to comply, regardless of whether SLGFA shall have purchased such Approved Note from Lender.

7. SLGFA shall be discharged from its obligations on an Approved Note under this agreement if Lender materially breaches its obligations under said agreement with respect to such Approved Note. This discharge shall be effective, regardless of whether such material breach is discovered by SLGFA before or after SLGFA's payment of a claim, or its rendering other performance hereunder in regard to the Approved Note.

8. Lender must at all times maintain its SLGFA loan program records on a current basis and in satisfactory form in accordance with the Policy and Procedures Manual and as required by the Act, and shall afford access thereto at any reasonable time to SLGFA or its agents and to the U.S. Department of Education or other agencies of the federal government designated to assure the correctness and verification of such records.

9. No recourse under or upon this Agreement or any Approved Note or guarantee thereof, or for any claim based thereon or otherwise in respect thereof, shall be had against any board member, director, or employee, as said, past, present, or future, of SLGFA or of any successor agency; it being understood that this Agreement and the guarantees of Approved Notes are solely SLGFA obligations and that no personal liability whatever shall attach to or shall be incurred by, the board members, directors, or employees, as such, of SLGFA or any successor agency, or any of them, because of this Agreement or any Approved Note or guarantee thereof.

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10. If Lender breaches the terms of this Agreement or the Policy and Procedures
Manual, SLGFA shall take such action as is necessary to protect its interests. This action may include, but not be limited to implementation of the limitation, suspension, or termination procedures set out in the Policy and Procedures Manual in accordance with paragraph 12 of this agreement.

11. Any notice required or permitted by this Agreement shall be in writing and shall be deemed to have been duly given if mailed, first class postage prepaid, addressed, if to the SLGFA at 219 South Victory, Little Rock, AR 72201-1884, or if to Lender, at the address indicated below, or at such other address as may be provided for in writing.

12. This Agreement may be terminated by either party upon not less than 60 days written notice to the other party, and in a fashion which is consistent with the Act and the Policy and Procedures Manual. Such termination shall not affect any obligation incurred pursuant to this Agreement prior to the time that such termination notice becomes effective. This agreement may be terminated by the Secretary of Education upon 30 days notice if the Secretary makes a determination under the Act that it is necessary to protect SLGFA's reserves.

13. This Agreement shall inure to the benefit of and be binding upon SLGFA and the Lender and their respective successors and assigns. This Agreement shall not be varied by oral agreement, but only by an instrument in writing duly executed by the parties hereto. Any waiver or modification, express or implied by SLGFA of any terms or condition contained in this Agreement, shall operate as such only in the specific instance and shall not be construed as a waiver or modification of any such condition generally or in any other instance. This Agreement shall replace any Agreement to Guarantee Loans heretofore executed by Lender with the SLGFA. This Agreement shall govern the rights and responsibilities of the SLGFA and Lender on all loans guaranteed heretofore or hereafter by the SLGFA.

14. This Agreement shall be construed to be entire, and shall revoke and supersede any and all foregoing Agreements to Endorse Loans and any and all foregoing Agreements to Guarantee Loans, whether oral or written. This Agreement shall be construed under the laws of the State of Arkansas, or under Federal law where applicable.

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In WITNESS WHEREOF, the Student Loan Guarantee Foundation of Arkansas and Lender
have each caused this Agreement to be executed the 30th day of January, 2002, by their respective duly authorized officers.

                                                STUDENT LOAN GUARANTEE
                                                FOUNDATION OF ARKANSAS, INC.

Student Loan Finance Corporation and Subsidiaries (US Bank Trustee)
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Lender

By:   /s/ Tom Steele                            By:  /s/ Ronnie L. Nichoals
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       Signature                                      Ronnie L. Nichoalds
                                                      Executive Director
                                                      02/22/2002

Tom Steele, Corporate Trust Office
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Name and Title

141 North Main Avenue Box 5308
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Street Address

Sioux Falls, SD 57117-5308
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City, State, Zip

   833405
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Lender Identification Number

   41-0256895
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Employer Identification Number

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